                             OCC ACCUMULATION TRUST

                           o GLOBAL EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                                              MANAGED BY
                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY
                                    [LOGO]

                 REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999

     The first half of 1999 was a period of generally higher stock prices, with the market advancing 12.4% as measured by the Standard & Poor's 500 index ("S&P 500"). Within that general uptrend, however, there were several crosscurrents. In the first quarter, the gains of the S&P 500 continued to be driven by a limited number of technology and large cap growth issues, as had been true throughout 1998 and 1997. In the second quarter, by contrast, market leadership broadened to include undervalued stocks with strong business fundamentals of the type owned in our portfolios. Value stocks include those judged to be trading at market prices well below the inherent value of the business, while growth stocks include those believed to have excellent long-term earnings growth prospects. In addition, the stocks of small companies, which had trailed the performance of large cap issues for an extended period, sprang back to life in the second quarter, advancing sharply.

     Periods of outperformance by growth or value, or by large cap or small cap, are normal. Like a pendulum, when the market reaches one extreme or the other, absent some unusual factor it typically swings back. We believe the market is now coming back toward our value style, which should benefit the equity portfolios in the OCC Accumulation Trust.

     As the third quarter begins, a central issue facing investors is whether the U.S. economy is likely to overheat, causing interest rates to rise further. The debate surrounding this issue has resulted from warnings by Federal Reserve Chairman Alan Greenspan in mid-June that the recent growth rate of the U.S. economy is "unsustainable" and that the reservoir of available workers is drying up. In late June, in a preemptive move to keep the economy in check, the Federal Reserve (the "Fed") raised its target short-term interest rate by one-quarter percentage point, the first increase in more than two years.

     The Fed's action is consistent with our expectation that the three one-quarter point rate easings of 1998 are likely to require reversal during 1999. The original easings were made in response to global problems that are now on the mend; they were not required to stimulate the U.S. economy. Our current expectation is that the Fed will continue to retract the 1998 easings in order to maintain economic balance. That behavior should be positive for our investment style and central to the performance of the U.S. equity market as a whole.

     Our investment philosophy is characterized by:

     1. Long-term perspective: We focus on individual companies and try to understand where their businesses are going over the next several years, not on where the stock market is heading in the next quarter.

     2. Emphasis on cash flow: We buy businesses which generate cash that they can use to compound investors' capital throughout an economic cycle.

     3. Disciplined approach to valuation: We want to buy successful companies that are growing. However, unlike more aggressive investors, we are reluctant to pay a large premium for that growth. We believe that overpaying adds to risk and makes it more difficult to achieve an investment profit.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO

     The Global Equity Portfolio continued its strong performance in the first half of 1999, exceeding its benchmarks. The Portfolio's achieved a total return of 13.4% compared with a return of 8.5% for the Morgan Stanley World Index ("World Index") in U.S. dollars and an average total return of 11.3% for the global funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance ranked 12th among the 56 funds in the Lipper global category.

     This strong performance included a favorable second quarter, when the Portfolio delivered a total return of 8.7%, exceeding both the 4.8% return of the World Index and an average total return of 8.5% for the funds in the Lipper global category.

     The Portfolio invests in undervalued companies with what we consider to be superior business characteristics, including strong competitive positions, high cash flow and positive earnings outlooks. The objective of our value-based approach is to capitalize on investment opportunities worldwide and deliver excellent long-term investment results while controlling risk.

     For the 12 months ended June 30, 1999, the Portfolio's total return of 10.7% compared with 15.7% for the World Index and an average of 12.1% for the funds in the Lipper global classification. This 12-month performance was 28th among the 53 funds in the category. The Portfolio continues to deliver favorable returns over longer periods. For the three years ended June 30, 1999, its average total return of 16.1% compared with an average annual total return of 15.3% for the funds in the Lipper global category and an average annual return of 18.3% for the World Index. This three-year performance ranked 12th among the 34 funds in the Lipper category. From its inception on March 1, 1995 through June 30, 1999, the Portfolio provided an average annual return of 17.4%, compared with 19.2% for the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio is diversified not only globally, but also by industry and company. At June 30, 1999, net assets were allocated 54.4% to the common stocks of companies based outside the United States, 44.2% to the common stocks of companies in the U.S., and 1.4% to cash and equivalents. Regardless of where they are located, most of the companies in which the Portfolio invests are global in scope, selling their products and services worldwide.

     The Portfolio's top five country allocations, excluding the United States, were Japan, representing 13.6% of the Portfolio's net assets as of June 30, 1999; the United Kingdom, 8.5% of net assets; France, 7.5% of net assets; Germany, 4.5% of net assets; and Sweden, 3.2% of net assets.

     We began increasing our investments in Japan in the autumn of 1998, a move that paid off when the Japanese stock market rallied strongly in the first half of 1999. The Portfolio owns several Japanese companies at the forefront of restructuring, such as electronics giant Sony and consumer goods manufacturer Kao. Evidence of a radical change in Japanese management thinking continues to mount, providing investment opportunities in many companies which have long held the potential for higher profits but have lacked the aggressive management commitment to achieve them. New positions established in Japan in the first half of 1999 include Toyo Information Systems, a diversified information service provider, and Family Mart, a retailing chain.

     Investment returns in Europe during the first half of 1999 were mixed, due in part to the weakness of the Euro, which hindered investment results in U.S. dollars. In addition, common stocks of European financial companies performed poorly in the second quarter. Although the Portfolio's European financial holdings were substantially reduced early in the second quarter, the remaining bank stocks did not escape damage. Bank Austria and Munich-based Hypo Vereinsbank were among the worst performers in the Portfolio despite their low valuations and their ability to benefit from a rising interest rate environment.

     The Portfolio's five largest non-U.S. equity holdings at June 30, 1999 were XL Capital, a strongly capitalized specialty insurance company headquartered in Bermuda, representing 3.1% of the Portfolio's net assets; News Corp., an Australian-based global media and entertainment company, 2.5% of net assets; Takefuji, a Japanese consumer finance company, 1.6% of net assets; Great Universal Stores, a British-based retailer, 1.6% of net assets; and Bayerische Hypo Vereinsbank, a German bank, 1.5% of net assets.

     The Portfolio's U.S. holdings consist of a diverse group of quality companies that we believe to be undervalued, such as Wells Fargo (banking), Citigroup (diversified global financial services company), Computer

Associates International (computer software), Boeing (aircraft) and Du Pont (diversified technology and industrial company). Each of these companies continue to improve its business performance and focus on the creation of shareholder value. For instance, Citigroup's earnings have increased strongly year to date, and we anticipate earnings growth at a compound annual rate of approximately 15% during the next five years. Computer Associates earns high returns on shareholders' equity and has achieved consistently strong growth in revenue and operating income. Du Pont is making solid progress in its strategy to become faster growing and more profitable by reducing costs, divesting underperforming and cyclical businesses, and increasing its participation in pharmaceuticals and other life sciences.

     The Portfolio's five largest U.S. equity holdings at June 30, 1999 were Freddie Mac, the second largest insurer of home mortgages in the United States, representing 5.0% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 4.6% of net assets; Citigroup, a leading global banking, insurance and other financial services company, 4.4% of net assets; Computer Associates International, which designs and markets computer software, 3.7% of net assets; and McDonald's, a premier fast-food company with growing global markets, 2.7% of net assets.

     Major industry positions were: financial services, representing 13.2% of the Portfolio's net assets; banking 11.9% of net assets; technology, 8.5% of net assets; chemicals, 5.7% of net assets; and telecommunications, 5.4% of net assets.

     Through in-depth global research, we continue to identify great companies with strong, sustainable cash flows; high competitive barriers; and rational managements with proven track records who are dedicated to creating shareholder value. By investing in these companies, we seek to preserve capital and generate excellent long-term results for the Portfolio's shareholders.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------                                                                                        -------------
              U.S. GOVERNMENT AGENCY NOTES -- 1.3%
     $519,000  Federal Home Loan Bank, 4.60%, 7/1/99 (cost--$519,000)..............................       $519,000
                                                                                                     -------------
   SHARES
-------------
               COMMON STOCKS -- 98.6%
               AUSTRALIA -- 2.5%
               MEDIA/BROADCASTING -- 2.5%
       30,000  News Corp. Ltd.+....................................................................        946,875
                                                                                                     -------------
               AUSTRIA -- 0.8%
               BANKING -- 0.8%
        6,200  Bank Austria AG.....................................................................        325,955
                                                                                                     -------------
               BERMUDA -- 3.1%
               INSURANCE -- 3.1%
       20,897  XL Capital Ltd......................................................................      1,180,681
                                                                                                     -------------
               BRAZIL -- 1.8%
               AEROSPACE/DEFENSE -- 0.6%
      132,000  Empresa Brasileira de Aeronautica SA+...............................................        223,665
                                                                                                     -------------
               CHEMICALS -- 0.5%
       12,800  Petroleo Brasileiro SA ADR+.........................................................        197,095
                                                                                                     -------------
               PAPER PRODUCTS -- 0.0%
      210,000  Empresa Nacional de Celulosas SA+...................................................            179
                                                                                                     -------------
               TELECOMMUNICATIONS -- 0.7%
    6,100,000  Telecomunicacoes Brasileiras SA.....................................................        289,410
                                                                                                     -------------
               Total Brazilian Common Stocks.......................................................        710,349
                                                                                                     -------------
               CANADA -- 1.0%
               TRANSPORTATION -- 1.0%
       17,000  Canadian Pacific Ltd................................................................        404,075
                                                                                                     -------------
               DENMARK -- 0.9%
               FINANCIAL SERVICES -- 0.9%
        5,000  Unidanmark A/S......................................................................        332,769
                                                                                                     -------------
               FINLAND -- 0.8%
               PAPER PRODUCTS -- 0.8%
       28,000  Stora Enso Oyj......................................................................        300,183
                                                                                                     -------------
               FRANCE -- 7.5%
               BANKING -- 1.0%
        4,800  Banque National de Paris............................................................        399,805
                                                                                                     -------------
               ELECTRONICS -- 1.1%
        3,000  Alcatel Alsthom SA..................................................................        422,133
                                                                                                     -------------
               INSURANCE -- 1.0%
        7,745  Scor SA.............................................................................        384,027
                                                                                                     -------------
               MEDIA/BROADCASTING -- 0.9%
        1,300  Canal Plus..........................................................................        364,643
                                                                                                     -------------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONTINUED)

   SHARES                                                                                                VALUE
-------------                                                                                        -------------
               COMMON STOCKS (CONTINUED)
               FRANCE (CONTINUED)
               OFFICE EQUIPMENT -- 1.2%
        8,700  Societe BIC SA......................................................................  $     458,734
                                                                                                     -------------
               RETAIL -- 1.2%
        3,000  Carrefour SA........................................................................        440,688
                                                                                                     -------------
               TOBACCO/BEVERAGES/FOOD PRODUCTS -- 1.1%
        1,700  Groupe Danone.......................................................................        438,111
                                                                                                     -------------
               Total French Common Stocks..........................................................      2,908,141
                                                                                                     -------------
               GERMANY -- 4.5%
               BANKING -- 1.5%
        9,150  Bayerische Hypo Vereinsbank AG......................................................        594,234
                                                                                                     -------------
               CHEMICALS -- 1.0%
        8,100  Hoechst AG..........................................................................        366,560
                                                                                                     -------------
               MANUFACTURING -- 1.0%
        5,200  Siemens AG..........................................................................        400,959
                                                                                                     -------------
               POWER/UTILITY -- 1.0%
        6,500  Veba Aktien AG......................................................................        381,930
                                                                                                     -------------
               Total German Common Stocks..........................................................      1,743,683
                                                                                                     -------------
               HONG KONG -- 0.4%
               INDUSTRIAL MATERIALS -- 0.4%
       70,000  Yue Yuen Industrial Holdings........................................................        161,498
                                                                                                     -------------
               HUNGARY -- 0.5%
               DRUGS & MEDICAL PRODUCTS -- 0.5%
        4,000  Gedeon Richter Ltd., GDR Reg. S.....................................................        174,000
                                                                                                     -------------
               INDIA -- 1.5%
               BANKING -- 0.6%
       21,000  State Bank of India GDR Reg. S......................................................        255,150
                                                                                                     -------------
               TELECOMMUNICATIONS -- 0.9%
       34,000  Mahanagar Telephone Nigam Ltd.......................................................        333,200
                                                                                                     -------------
               Total Indian Common Stocks..........................................................        588,350
                                                                                                     -------------
               ISRAEL -- 1.3%
               DRUGS & MEDICAL PRODUCTS -- 1.3%
       10,600  Teva Pharmaceutical Industries Ltd. ADR.............................................        519,400
                                                                                                     -------------
               ITALY -- 0.9%
               TELECOMMUNICATIONS -- 0.9%
       16,000  Telecom Italia SpA++................................................................        350,613
                                                                                                     -------------
               JAPAN -- 13.6%
               BANKING -- 1.1%
       63,300  Nikko Securities Co., Ltd...........................................................        408,675
                                                                                                     -------------
               COMPUTER SERVICES -- 0.5%
        6,000  Toyo Information Systems Co., Ltd...................................................        197,404
                                                                                                     -------------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONTINUED)

   SHARES                                                                                                VALUE
-------------                                                                                        -------------
               COMMON STOCKS (CONTINUED)
               JAPAN (CONTINUED)
               CONSUMER PRODUCTS -- 3.3%
        6,000  Canon, Inc..........................................................................  $     172,604
       20,000  Kao Corp............................................................................        562,123
        5,000  Sony Corp...........................................................................        539,390
                                                                                                     -------------
                                                                                                         1,274,117
                                                                                                     -------------
               ELECTRONICS -- 1.8%
       11,000  Fujitsu Ltd.........................................................................        221,419
        3,000  Rohm Co.............................................................................        469,951
                                                                                                     -------------
                                                                                                           691,370
                                                                                                     -------------
               ENTERTAINMENT -- 1.3%
        3,500  Nintendo Co. Ltd....................................................................        492,147
                                                                                                     -------------
               FINANCIAL SERVICES -- 2.3%
        2,300  Aiful Corp..........................................................................        281,772
        6,000  Takefuji Corp.......................................................................        620,485
                                                                                                     -------------
                                                                                                           902,257
                                                                                                     -------------
               HOUSING -- 0.5%
        4,000  FamilyMart Co., Ltd.................................................................        183,516
                                                                                                     -------------
               TECHNOLOGY -- 1.4%
        9,000  Canon Sales Co., Inc................................................................        141,432
        4,000  Secom Co............................................................................        416,632
                                                                                                     -------------
                                                                                                           558,064
                                                                                                     -------------
               TOBACCO/BEVERAGES/FOOD PRODUCTS -- 1.4%
       13,000  Ajinomoto Co., Inc..................................................................        148,301
       19,000  Mikuni Coca-Cola Bottling Co........................................................        386,377
                                                                                                     -------------
                                                                                                           534,678
                                                                                                     -------------
               Total Japanese Common Stocks........................................................      5,242,228
                                                                                                     -------------
               NORWAY -- 0.6%
               ENERGY -- 0.6%
       20,000  Stolt Comex Seaway SA...............................................................        217,500
                                                                                                     -------------
               SINGAPORE -- 0.1%
               PRINTING/PUBLISHING -- 0.1%
        1,377  Singapore Press Holdings Ltd........................................................         23,462
                                                                                                     -------------
               SPAIN -- 0.9%
               BANKING -- 0.9%
        4,700  Banco Popular Espanol SA............................................................        337,938
                                                                                                     -------------
               SWEDEN -- 3.2%
               BANKING -- 1.3%
       42,000  Skandinaviska Enskilda Banken.......................................................        489,811
                                                                                                     -------------
               ELECTRONICS -- 0.8%
       16,000  Electrolux AB.......................................................................        335,493
                                                                                                     -------------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONTINUED)

   SHARES                                                                                                VALUE
-------------                                                                                        -------------
               COMMON STOCKS (CONTINUED)
               SWEDEN (CONTINUED)
               TELECOMMUNICATIONS -- 1.1%
       12,900  Telefonaktiebolaget LM Ericsson.....................................................  $     414,094
                                                                                                     -------------
               Total Swedish Common Stocks.........................................................      1,239,398
                                                                                                     -------------
               UNITED KINGDOM -- 8.5%
               CONSUMER PRODUCTS -- 0.9%
       33,000  Reckitt & Colman plc................................................................        344,608
                                                                                                     -------------
               DRUGS & MEDICAL PRODUCTS -- 1.1%
      145,000  Smith & Nephew plc..................................................................        438,828
          112  SmithKline Beecham plc..............................................................          1,457
                                                                                                     -------------
                                                                                                           440,285
                                                                                                     -------------
               ELECTRONICS -- 1.0%
       80,000  Invensys plc*.......................................................................        378,300
                                                                                                     -------------
               ENTERTAINMENT -- 1.3%
       61,000  EMI Group plc.......................................................................        491,814
                                                                                                     -------------
               FOOD SERVICES -- 0.9%
       34,161  Diageo plc..........................................................................        362,037
                                                                                                     -------------
               INDUSTRIAL MATERIALS -- 1.0%
       55,600  Williams plc........................................................................        367,210
                                                                                                     -------------
               PRINTING/PUBLISHING -- 0.7%
       43,000  Reed International plc..............................................................        286,026
                                                                                                     -------------
               RETAIL -- 1.6%
       55,000  Great Universal Stores plc..........................................................        613,358
                                                                                                     -------------
               Total United Kingdom Common Stocks..................................................      3,283,638
                                                                                                     -------------
               UNITED STATES -- 44.2%
               AEROSPACE/DEFENSE -- 2.5%
       22,150  Boeing Co...........................................................................        978,753
                                                                                                     -------------
               BANKING -- 4.6%
       41,400  Wells Fargo & Co....................................................................      1,769,850
                                                                                                     -------------
               CHEMICALS -- 4.2%
       14,000  du Pont (E.I.) de Nemours & Co......................................................        956,375
       17,300  Monsanto Co. .......................................................................        682,269
                                                                                                     -------------
                                                                                                         1,638,644
                                                                                                     -------------
               COMPUTER SERVICES -- 0.3%
        9,000  Cadence Designs Systems, Inc. ......................................................        114,750
                                                                                                     -------------
               CONGLOMERATES -- 1.7%
        7,700  Minnesota Mining & Manufacturing Co. ...............................................        669,419
                                                                                                     -------------
               CONSUMER PRODUCTS -- 1.1%
       15,700  Mattel, Inc.........................................................................        415,069
                                                                                                     -------------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

   SHARES                                                                                                VALUE
-------------                                                                                        -------------
               COMMON STOCKS (CONCLUDED)
               UNITED STATES (CONTINUED)
               DRUGS & MEDICAL PRODUCTS -- 2.2%
       14,600  American Home Products Corp.........................................................  $     839,500
                                                                                                     -------------
               FINANCIAL SERVICES -- 10.0%
       36,000  Citigroup, Inc......................................................................      1,710,000
       33,000  Federal Home Loan Mortgage Corp.....................................................      1,914,000
        4,700  Household International.............................................................        222,662
                                                                                                     -------------
                                                                                                         3,846,662
                                                                                                     -------------
               FOOD SERVICES -- 2.7%
       25,000  McDonald's Corp.....................................................................      1,032,813
                                                                                                     -------------
               MACHINERY/ENGINEERING -- 2.3%
       14,900  Caterpillar, Inc....................................................................        894,000
                                                                                                     -------------
               MANUFACTURING -- 1.1%
        6,900  Alcoa, Inc..........................................................................        426,938
                                                                                                     -------------
               MEDIA/BROADCASTING -- 1.1%
        7,700  Chancellor Media Corp...............................................................        424,463
                                                                                                     -------------
               TECHNOLOGY -- 7.1%
       31,300  Compaq Computer Corp................................................................        741,419
       26,000  Computer Associates International, Inc..............................................      1,430,000
        9,500  Intel Corp..........................................................................        565,250
                                                                                                     -------------
                                                                                                         2,736,669
                                                                                                     -------------
               TELECOMMUNICATIONS -- 1.8%
        8,000  MCI Worldcom. Inc...................................................................        688,500
                                                                                                     -------------
               TRANSPORTATION -- 1.5%
        8,800  UAL Corp............................................................................        572,000
                                                                                                     -------------
                  Total United States Common Stocks................................................     17,048,030
                                                                                                     -------------
               Total Common Stocks (cost -- $33,182,379)...........................................     38,038,766
                                                                                                     -------------

               Total Investments (cost -- $33,701,379)...................................    99.9%    $38,557,766
               Other Assets Less Liabilities.............................................     0.1          16,081
                                                                                            -----     -----------
               Total Net Assets..........................................................   100.0%    $38,573,847
                                                                                            -----     -----------
                                                                                            -----     -----------

------------------
 * Non-income producing security.
 + Preferred Stock
 ++ With Rights
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investments, at value (cost -- $33,701,379)........................................................  $  38,557,766
Cash (including foreign currency of $90,223 with a cost of $90,574)................................         97,904
Dividends receivable...............................................................................         60,569
Receiveable from shares of beneficial interest sold................................................         17,525
Other assets.......................................................................................          1,451
                                                                                                     -------------
  Total Assets.....................................................................................     38,735,215
                                                                                                     -------------

LIABILITIES
Payable for investments purchased..................................................................        133,561
Payable for shares of beneficial interest redeemed.................................................          6,384
Investment advisory fee payable....................................................................          5,759
Net unrealized depreciation on foreign currency contracts..........................................            830
Other payables and accrued expenses................................................................         14,834
                                                                                                     -------------
  Total Liabilities................................................................................        161,368
                                                                                                     -------------
  Total Net Assets.................................................................................  $  38,573,847
                                                                                                     -------------
                                                                                                     -------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share).........................................................................  $      22,105
Paid-in-capital in excess of par...................................................................     29,550,846
Accumulated net investment income..................................................................         35,073
Accumulated net realized gain on investments.......................................................      4,110,618
Net unrealized appreciation on investments and translation of other assets and
  liabilities denominated in foreign currency......................................................      4,855,205
                                                                                                     -------------
  Total Net Assets.................................................................................  $  38,573,847
                                                                                                     -------------
                                                                                                     -------------
Shares outstanding.................................................................................      2,210,538
                                                                                                     -------------
Net asset value per share..........................................................................         $17.45
                                                                                                     -------------
                                                                                                     -------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $32,506)...........................................  $    315,655
  Interest..........................................................................................        35,620
                                                                                                      ------------
     Total investment income........................................................................       351,275
                                                                                                      ------------

OPERATING EXPENSES
  Investment advisory fees..........................................................................       143,245
  Custodian fees....................................................................................        36,952
  Audit fees........................................................................................         5,359
  Trustees' fees and expenses.......................................................................         3,764
  Transfer and dividend disbursing agent fees.......................................................         2,789
  Reports to shareholders...........................................................................           948
  Legal fees........................................................................................           700
  Miscellaneous.....................................................................................           780
                                                                                                      ------------
     Total operating expenses.......................................................................       194,537
     Less: expense offset...........................................................................          (284)
                                                                                                      ------------
       Net operating expenses.......................................................................       194,253
                                                                                                      ------------
       Net investment income........................................................................       157,022
                                                                                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments..................................................................     4,241,742
  Net realized gain on foreign currency transactions................................................        42,937
  Net change in unrealized appreciation/depreciation on investments and translation of other assets
     and liabilities denominated in foreign currency................................................       132,988
                                                                                                      ------------
       Net realized and unrealized gain on investments and translation of
          other assets and liabilities denominated in foreign currency..............................     4,417,667
                                                                                                      ------------
Net increase in net assets resulting from operations................................................  $  4,574,689
                                                                                                      ------------
                                                                                                      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS
                                                                                 ENDED                YEAR ENDED
                                                                             JUNE 30, 1999 (1)      DECEMBER 31, 1998
                                                                             -----------------      -----------------
OPERATIONS
Net investment income.....................................................      $   157,022            $   242,532
Net realized gain on investments..........................................        4,241,742              1,274,387
Net realized gain on foreign currency transactions........................           42,937                 23,150
Net change in unrealized appreciation/depreciation on investments and translation of other assets and liabilities denominated in
  foreign currency........................................................          132,988              1,899,363
                                                                                -----------            -----------
  Net increase in net assets resulting from operations....................        4,574,689              3,439,432
                                                                                -----------            -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income................................................               --               (382,416)
From net realized gains...................................................          (87,815)            (1,316,653)
                                                                                -----------            -----------
  Total dividends and distributions to shareholders.......................          (87,815)            (1,699,069)
                                                                                -----------            -----------

SHARE TRANSACTIONS
Net proceeds from the sales of shares.....................................        4,315,377             11,034,344
Reinvestment of dividends and distributions...............................           87,815              1,699,069
Cost of shares redeemed...................................................       (5,093,411)            (5,570,212)
                                                                                -----------            -----------
  Net increase (decrease) in net assets from share transactions...........         (690,219)             7,163,201
                                                                                -----------            -----------

     Total increase in net assets.........................................        3,796,655              8,903,564

NET ASSETS
Beginning of period.......................................................       34,777,192             25,873,628
                                                                                -----------            -----------
End of period (including undistributed net investment income and distribution in excess of net investment income of $35,073 and
  ($121,949), respectively)...............................................      $38,573,847            $34,777,192
                                                                                -----------            -----------
                                                                                -----------            -----------

SHARES ISSUED AND REDEEMED
Issued....................................................................          261,578                692,242
Issued in reinvestment of dividends and distributions.....................            5,755                110,115
Redeemed..................................................................         (311,147)              (354,531)
                                                                                -----------            -----------
  Net increase (decrease).................................................          (43,814)               447,826
                                                                                -----------            -----------
                                                                                -----------            -----------

------------------
(1) Unaudited

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                   (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities stated in foreign currency are translated at the exchange rate at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the portfolio's Statement of Operations. Since the net assets of the Portfolio are presented at the foreign exchange rates and market prices at the close of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market price of securities.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSES OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lesser period as may be approved by the board) to become eligible to receive benefits. For the six months ended June 30, 1999, expenses accrued in connection with the retirement plan were $3,764.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses in order to limit total operating expenses of the Portfolio to 1.25% of average net assets (net of any expense offset) on an annual basis.

(3) PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 1999, purchases and sales of investments, other than short-term securities, were $20,689,262 and $19,788,045, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

Aggregate gross unrealized appreciation for securities in which there was an excess of value over cost was $6,008,254, aggregate gross unrealized depreciation for securities in which there was an excess of cost over value was $1,151,867, resulting in net unrealized appreciation of $4,856,387.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                  YEAR ENDED DECEMBER 31,
                                         SIX MONTHS ENDED     -------------------------------     MARCH 1, 1995 (1) TO
                                         JUNE 30, 1999 (7)     1998        1997        1996         DECEMBER 31, 1995
                                         -----------------    -------     -------     -------     --------------------------
Net asset value, beginning of
  period..............................       $  15.43         $ 14.32     $ 13.23     $ 11.61               $10.00
                                             --------         -------     -------     -------               ------
Income from investment operations:
  Net investment income...............           0.11            0.12        0.06        0.04                 0.05
  Net realized and unrealized gain on
    investments.......................           1.95            1.78        1.79        1.70                 1.83
                                             --------         -------     -------     -------               ------
    Total income from investment
      operations......................           2.06            1.90        1.85        1.74                 1.88
                                             --------         -------     -------     -------               ------
Dividends and distributions to
  shareholders:
  From net investment income..........             --           (0.18)      (0.04)      (0.05)               (0.03)
  In excess of net investment income..             --              --       (0.03)         --                   --
  From net realized gains.............          (0.04)          (0.61)      (0.69)      (0.07)               (0.24)
                                             --------         -------     -------     -------               ------
    Total dividends and distributions
      to shareholders.................          (0.04)          (0.79)      (0.76)      (0.12)               (0.27)
                                             --------         -------     -------     -------               ------
Net asset value, end of period........       $  17.45         $ 15.43     $ 14.32     $ 13.23               $11.61
                                             --------         -------     -------     -------               ------
                                             --------         -------     -------     -------               ------
Total return (2)......................          13.4%           13.3%       14.0%       15.0%                18.9%
                                             --------         -------     -------     -------               ------
                                             --------         -------     -------     -------               ------
Net assets, end of period (000's).....       $ 38,574         $34,777     $25,874     $16,972               $2,891
                                             --------         -------     -------     -------               ------
Ratio of net operating expenses to
  average net assets (5)..............          1.08%(3,4)      1.13%       1.19%(6)    1.42%(6)             1.25%(3,6)
                                             --------         -------     -------     -------               ------
Ratio of net investment income to
  average net assets (5)..............          0.88%(3,4)      0.79%       0.45%(6)    0.81%(6)             1.02%(3,6)
                                             --------         -------     -------     -------               ------
Portfolio turnover....................            57%             55%         53%         40%                  67%
                                             --------         -------     -------     -------               ------

------------------
(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Annualized
(4) Average net assets for the six months ended June 30, 1999 were $36,108,077.
(5) Inclusive of expenses offset by earnings credits from a custodian bank (See 1H in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income
    (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%) annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.
(7) Unaudited

                             OCC ACCUMULATION TRUST
                           ONE WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta........................................  Trustee, President & Chairman
Paul Y. Clinton..........................................  Trustee
Thomas W. Courtney.......................................  Trustee
Lacy B. Herrmann.........................................  Trustee
George Loft..............................................  Trustee
Bernard H. Garil.........................................  Vice President
Mark F. Degenhart........................................  Vice President and Portfolio Manager
John C. Giusio, Jr.......................................  Vice President
Richard J. Glasebrook, II................................  Vice President and Portfolio Manager
Colin Glinsman...........................................  Vice President and Portfolio Manager
Louis Goldstein..........................................  Vice President and Portfolio Manager
Benjamin D. Gutstein.....................................  Vice President and Portfolio Manager
Vikki Hanges.............................................  Vice President and Portfolio Manager
Timothy J. McCormack.....................................  Vice President and Portfolio Manager
Eileen P. Rominger.......................................  Vice President and Portfolio Manager
Lawrence K. Becker.......................................  Treasurer
Deborah Kaback...........................................  Secretary
Brian S. Shlissel........................................  Assistant Treasurer
Maria Camacho............................................  Assistant Secretary



INVESTMENT ADVISER
OpCap Advisors
One World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.